SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               FORM 8-K/A NO. 1

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 11, 1996
                                                          -------------

                              ETHIKA CORPORATION
                     (Formerly Dixie National Corporation)
 ----------------------------------------------------------------------------
           (Exact name of registrant as specified in its character)

 Mississippi                      0-3296                       64-0440887
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 (State of other               (Commission                    (IRS employer
 jurisdiction of                file number)                   identification
 incorporation)                                                number)



                           107 The Executive Center
                   Hilton Head Island, South Carolina, 29928
- ----------------------------------------------------------------------------
                   (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                (803) 785-7850


The undersigned registrant hereby amends the following items: Item 4 and Item 7 exhibits of its Current Report on Form 8-K dated June 25, 1996, as set forth in the pages attached hereto:

Item 4 - Change in Registrant's Certifying Accountants Item 7 - Exhibit page 6
- - Letter from prior accountants

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  August 19, 1996                               Ethika Corporation
                                                     /s/DAVID E. WILLIAMS
                                                     ---------------------
                                                     David E. Williams
                                                     Senior Vice President

Item 4.    Changes in Registrant's Certifying Accountant

On December 2, 1992, the Audit Committee of the Board of Directors of Dixie National Corporation ("Corporation") engaged Horne C.P.A. Group, a professional association, as the independent auditors of the Corporation and its Subsidiaries.

Horne C.P.A. Group served as the independent auditors of the Corporation and its Subsidiaries since that time. During the two most recent years ended December 31, 1994 and 1995, and the interim period of January 1, 1996 to July 11, 1996, the date of the decision to select new auditors (see below), there were no disagreements with Horne C.P.A. Group, on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Horne C.P.A. Group, would have caused them to make reference to the subject matter of the disagreements in connection with their reports.

Horne C.P.A. Group's reports on the Corporation's consolidated financial statements for the past two years had no adverse opinion nor any disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

On July 11, 1996 the Audit Committee of the Board of Directors and the Board of Directors of the Corporation engaged Price Waterhouse, LLP, as the independent auditors of the Corporation and its Subsidiaries. This appointment is subject to ratification of the shareholders of the Corporation.

Item 7.  Exhibits

The following lists the exhibits attached hereto:

Resolution to employ independent auditors                            4

Letter of disengagement of previous auditors                         5

Letter from previous auditors confirming agreement
with Rule 304(a) statements                                          6

                             RESOLUTION TO EMPLOY
                           1996 INDEPENDENT AUDITORS

WHEREAS, this Corporation has utilized the services of a regional accounting firm located in Jackson, Mississippi to serve as auditors for the Corporation and to perform such other special duties and assignments as the Board has from time to time assigned to such firm, and;

WHEREAS, the home office of the Corporation has been moved from Jackson, Mississippi to Hilton Head Island, South Carolina, and the existing auditors do not have offices in the general vicinity of this Corporation's home office necessitating extensive travel to service the Corporation's needs, and;

WHEREAS, the Board of Directors is of the opinion that the future plans of the Corporation are such that its needs can best be served by utilizing a national accounting firm as opposed to a local or regional accounting firm, and;

WHEREAS, Price Waterhouse, LLP has indicated a willingness to serve as auditors of the Corporation for the next fiscal year, and the Board of Directors being of the opinion that it will be more efficient and in the best interest of the Corporation to have Price Waterhouse, LLP serve in such capacity;

NOW, THEREFORE, BE IT RESOLVED that Price Waterhouse, LLP shall be, and is, hereby subject to ratification of the shareholders of the Corporation, selected to serve as auditors of the Corporation for the next fiscal year, and;

BE IT FURTHER RESOLVED that Management of the Corporation shall be, and is, hereby authorized to execute an appropriate engagement letter with Price
Waterhouse, LLP for the provision of such services on such terms and conditions as Management and the Audit Committee of this Board of Directors deems appropriate.

 /s/THERESA DELOACH HARTER
` --------------------------------------
 Theresa DeLoach Harter
 Assistant Secretary                                                (SEAL)

July 16, 1996

Horne C.P.A. Group
200 South Lamar Street
Suite 400
Jackson, Mississippi 39225-2964
Attn:  Richard Turner

Dear Richard:

This letter is to confirm to you that the Audit Committee and the Board of Directors at their July 11, 1996 Board Meeting has appointed Price Waterhouse, LLP as the auditor for Dixie National Corporation and its subsidiaries for the year ended December 31, 1996. The Board has made this change due to the fact that the home office of the Corporation was relocated from Jackson, Mississippi to Hilton Head Island, South Carolina and that the future plans of the Corporation are such that its needs can best be served by utilizing a national accounting firm as opposed to a local or regional accounting firm.

This letter also confirms that we have had no disagreements with your firm regarding our financial statements or treatment of accounting issues since your engagement in 1992. We also confirm and authorize you to respond fully to any inquiries that Price Waterhouse, LLP may make of you concerning Dixie National Corporation and its subsidiaries.

Sincerely,



 /s/DAVID E. WILLIAMS
 ---------------------
 David E. Williams
 Senior Vice President and Treasurer
 Dixie National Corporation

August 19, 1996

Securities and Exchange Commission
Washington, D.C. 20549

SUBJECT:  DIXIE NATIONAL CORPORATION

Dixie National Corporation has informed us that Price Waterhouse, LLP has been appointed as accountants for the Corporation and its Subsidiaries for the year ended December 31, 1996. We have reviewed the Corporation's Form 8-K/A No. 1 concerning this change in accountants and agree with the Rule 304(a) statements made by the Corporation.

Sincerely,

HORNE C.P.A. GROUP


 /s/RICHARD TURNER
 -----------------
 Richard Turner
 Shareholder

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